UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  May 28, 2024

PROVIDENT FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

239 Washington Street , Jersey City, New Jersey 07302
(Address of principal executive offices) (Zip Code)

(732) 590-9200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Provident Financial Services, Inc. (“Provident Financial”) and Christopher Martin, Executive Chairman of the Board of Provident Financial and Provident Bank, have entered into an amendment to the Executive Chairman Agreement by and between Provident Financial and Mr. Martin (the “Agreement”) for the purpose of extending the term of the Agreement from May 31, 2024 until May 16, 2026.  All other terms of the Agreement are unchanged and remain in full force and effect.

In addition, Provident Financial and Mr. Martin have entered into an amendment to the Change in Control Agreement by and between Provident Financial and Mr. Martin, also for the purpose of extending the term of the Change in Control Agreement from May 31, 2024 until May 16, 2026. All other terms of the Change in Control Agreement are unchanged and remain in full force and effect.

The foregoing summary of the amendments to the Agreement and Change in Control Agreement is qualified in its entirety by the full text of the amendments to these agreements, which are attached to this Form 8-K as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to Executive Chairman Agreement between Provident Financial Services, Inc. and Christopher Martin, dated May 28, 2024
10.2	Amendment to Change in Control Agreement between Provident Financial Services, Inc. and Christopher Martin, dated May 28, 2024
104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provident Financial Services, Inc.

DATE: May 28, 2024	By:	/s/ Thomas M. Lyons
Thomas M. Lyons Senior Executive Vice President and Chief Financial Officer